UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2023

MERCER INTERNATIONAL INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	000-51826	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1120 700 West Pender Street
Vancouver, British Columbia, Canada		V6C 1G8
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (604) 684-1099

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	MERC	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

Mercer International Inc. (the "Company") held its 2023 Annual Meeting of Shareholders on May 31, 2023. At this meeting, shareholders were requested to (1) elect a board of directors, (2) approve, on a non-binding advisory basis, the Company's executive compensation, (3) ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm; and (4) approve, on a non-binding advisory basis, the frequency of future advisory votes on executive compensation, all of which were described in more detail in the Company's 2023 Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 18, 2023. The results of voting on the matters submitted to the Company's shareholders are as follows:

Proposal 1: Election of Directors.

All of the eleven nominees for the Company's board of directors were elected, and the voting results are set forth below:

	For	Against	Abstentions	Broker Non-Votes
Jimmy S.H. Lee	40,930,653	452,192	15,136	2,924,218
Juan Carlos Bueno	40,991,004	391,041	15,936	2,924,218
William D. McCartney	39,027,717	2,354,950	15,314	2,924,218
James Shepherd	40,591,639	791,028	15,314	2,924,218
Alan C. Wallace	41,352,140	30,705	15,136	2,924,218
Linda J. Welty	40,831,827	551,068	15,086	2,294,218
Rainer Rettig	40,787,369	595,466	15,146	2,924,218
Alice Laberge	41,347,890	35,005	15,086	2,924,218
Janine North	40,829,777	553,013	15,191	2,924,218
Torbjörn Lööf	41,359,844	22,990	15,147	2,924,218
Thomas Kevin Corrick	41,364,358	19,688	13,935	2,924,218

Proposal 2: Advisory Vote on Executive Compensation.

The non-binding resolution approving the Company's executive compensation was approved, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
40,437,891	928,190	31,900	2,924,218

Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm.

The selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal 2022 was ratified, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
43,643,960	674,194	4,045	-

Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The non-binding resolution to conduct future advisory votes on executive compensation every year was approved, and the voting results are set forth below:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
36,662,909	13,131	4,713,232	8,709	2,924,218

{00423287.2}

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

Date:	May 31, 2023	By:	/s/ David K. Ure
David K. Ure Chief Financial Officer